UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2021

Rosecliff Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware	001-40058	85-3987148
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

767 5th Avenue, 34th New York, New York	10153
(Address of principal executive offices)	(Zip Code)

(212) 492-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	RCLFU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	RCLF	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	RCLFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

General

On November 9, 2021, Rosecliff Acquisition Corp I, a Delaware corporation (“Rosecliff”), GT Gettaxi Listco, a Cayman Islands corporation (“Pubco”), GT Gettaxi Limited, a Cyprus corporation (“the Company”), GT Gettaxi SPV, a Cayman Islands exempted company (“SPV Holdco”), GT Gettaxi Merger Sub 1, a Cayman Islands exempted company (“Merger Sub I”), Gett Merger Sub, Inc., a Delaware corporation (“Merger Sub II”), and Dooboo Holding Limited, a Cyprus corporation (“Dooboo”), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, among other things, Rosecliff agreed to combine with the Company in a business combination. Each of Pubco, SPV Holdco, Merger Sub I and Merger Sub II is a newly formed entity that was formed for the sole purpose of entering into and consummating the transactions set forth in the Business Combination Agreement. The terms of the Business Combination Agreement, which contains customary representations and warranties, covenants, closing conditions, and other terms relating to the Proposed Transactions (as defined below), are summarized below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

The Business Combination Agreement

Structure of the Proposed Transactions

Pursuant to the terms, and subject to the conditions, contained in the Business Combination Agreement, the parties to the Business Combination Agreement will effect the following transactions (collectively, the “Proposed Transactions”):

(1) Prior to the closing of the transactions contemplated by the Business Combination Agreement, the Company shall take certain actions to transfer all of its assets, liabilities and the business of the Company to SPV Holdco or its subsidiaries (the “Reorganization”);

(2) Pubco will acquire all of the issued and outstanding ordinary shares, par value $0.01 per share, of Pubco (“Pubco Ordinary Shares”) held by Dooboo from Dooboo in exchange for such par value in cash;

(3) Following PubCo's receipt of the PIPE Financing Amount, SPV Holdco will merge with and into Merger Sub I (the “SPV Holdco Merger”), as a result of which (i) the separate corporate existence of SPV Holdco will cease and Merger Sub I will continue as the surviving company and a wholly owned, direct Subsidiary of Pubco, and (ii) each ordinary share, par value $0.01 per share, of SPV Holdco (“SPV Holdco Ordinary Shares”) issued and outstanding as of immediately prior to the SPV Merger Effective Time shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof to receive Pubco Ordinary Shares in accordance with the terms of the Business Combination Agreement; and

(4)  Following the consummation of the SPV Holdco Merger, Merger Sub II will merge with and into Rosecliff (the “Rosecliff Merger” and, together with the SPV Holdco Merger, the “Mergers”), as a result of which (i) the separate corporate existence of Merger Sub II will cease and Rosecliff will continue as the surviving company and a wholly owned, direct Subsidiary of Pubco and (ii) each security of Rosecliff issued and outstanding immediately prior to the SPAC Merger Effective Time shall no longer be outstanding and shall automatically be cancelled in exchange for the right of the holder thereof to receive a substantially equivalent security of Pubco, pursuant to the terms of the Business Combination Agreement.

Consideration

At the SPV Merger Effective Time, Pubco will issue to the shareholders of the Company an aggregate number of Pubco Ordinary Shares equal to the quotient of $821 million (“SPV Value”) divided by $10.00 per share (the “SPV Share Consideration”). A portion of the SPV Share Consideration shall be issued at the closing of the business combination, with the remaining portion of the SPV Share Consideration to be issued upon the earliest to occur of (i) the two year anniversary of the Closing Date, (ii) the date on which the product of the SPV Share Consideration and the Pubco VWAP is equal to or greater than $3.1 billion for a period of at least twenty consecutive trading days and (iii) immediately prior to the consummation of a Pubco Sale. Promptly after the Reorganization, each issued and outstanding option in the Company or its subsidiaries, whether vested or unvested, will automatically be converted into and exchanged for an SPV Holdco Option. Subject to certain limited exceptions, at the SPV Merger Effective Time, each issued and outstanding SPV Holdco Option, whether vested or unvested, will automatically be converted into and exchanged for an option to purchase Pubco Ordinary Shares.

At the SPAC Merger Effective Time, (i) each issued and outstanding share of Class A common stock of Rosecliff (“Rosecliff Common Stock”) will automatically be converted into and exchanged for the right to receive one Pubco Ordinary Share, (ii) each issued and outstanding public warrant of Rosecliff will automatically be converted into and exchanged for the right to receive one public warrant of Pubco (“Pubco Public Warrants”), (iii) each issued and outstanding private warrant of Rosecliff (each, a “Rosecliff Private Warrant”) will automatically be converted into and exchanged for the right to receive one private warrant of Pubco (“Pubco Private Warrants” and, collectively with the Pubco Public Warrants, “Pubco Warrants”). Each of the Pubco Public Warrants and Pubco Private Warrants will have substantially the same terms and conditions as are in effect with respect to the Rosecliff Public Warrants and Rosecliff Private Warrants immediately prior to the SPAC Merger Effective Time.

Conduct of Business Covenants

During the period from the date of the Business Combination Agreement through the earlier of the Closing and the termination of the Business Combination Agreement in accordance with its terms (the “Interim Period”), subject to certain exceptions, each of the Company and Rosecliff must (i) conduct its respective business in all material respects in the ordinary course of business consistent with past practice, (ii) comply with all applicable laws and (iii) use commercially reasonable efforts to preserve intact its respective business in all material respects, and will be subject to certain additional customary prohibitions on its conduct of business.

Commercially Reasonable Efforts; Regulatory Approvals

Each of the parties must use its commercially reasonable efforts to take all necessary actions to consummate the Proposed Transactions, including the receipt of all applicable governmental consents, and to comply as promptly as practicable with all requirements of governmental authorities applicable to the Proposed Transactions.

Registration Statement and Stockholder Meeting

As promptly as practicable after the execution of the Business Combination Agreement, (i) Pubco, the Company and Rosecliff will jointly prepare and Pubco will file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form F-4 (the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Pubco Ordinary Shares and Pubco Warrants to be issued pursuant to the Business Combination Agreement, which Registration Statement will also contain a proxy statement of Rosecliff (as amended from time to time, the “Proxy Statement”) to be sent to Rosecliff’s stockholders for the purpose of soliciting proxies for the matters to be acted upon at a special meeting of Rosecliff’s stockholders (the “Stockholder Meeting”), and providing Rosecliff’s public stockholders an opportunity, in accordance with Rosecliff’s amended and restated articles and memorandum of association and the final prospectus from Rosecliff’s initial public offering, which was filed with the SEC on February 16, 2021, to have their shares of Rosecliff Class A common stock redeemed (the “Redemption”), in conjunction with the shareholder vote on the proposals set forth in the Proxy Statement.

Rosecliff shall, through its board of directors (or a committee thereof), recommend to its stockholders that they approve each of the proposals to be voted on at the Stockholder Meeting (the “Rosecliff Board Recommendation”) and shall include the Rosecliff Board Recommendation in the Proxy Statement, and shall use its commercially reasonable efforts to solicit from its shareholders proxies or votes in favor of the approval of the matters to be voted upon at the Stockholder Meeting (the “Required Stockholder Approval”).

Exclusivity

During the Interim Period, each of the parties to the Business Combination Agreement shall not, and shall cause its representatives not to, solicit, initiate or knowingly facilitate or assist the making, submission or announcement of, or intentionally encourage, any inquiry, proposal or offer, or any indication of interest in making an offer or proposal, from any Person or group at any time relating to an “Alternative Transaction.”

Closing

Pursuant to the Business Combination Agreement, the Closing will occur on the third business day following the satisfaction or waiver of all of the conditions to closing in the Business Combination Agreement (as summarized below), or on such other date as the Parties may agree in writing; provided, that the Closing shall occur no earlier than three business days following the completion of the Reorganization.

Representations and Warranties; Indemnification

The Business Combination Agreement contains customary representations and warranties that each of the parties have made to each other relating to, among other matters, their respective businesses, their ability to enter into the Business Combination Agreement and their outstanding capitalization and, in the case of Rosecliff, its public filings. The representations and warranties of Pubco, the Company and the Company’s shareholders in the Business Combination Agreement shall not survive the Closing.

Conditions to Closing

The respective obligations of the Parties to consummate the Proposed Transactions are subject to the satisfaction of the following conditions: (i) the termination or expiration of all required waiting periods under the Antitrust Laws relating to the Proposed Transactions, and all other required Consents under the Antitrust Laws relating to the Proposed Transactions shall have been obtained and shall remain in full force and effect; (ii) Rosecliff’s Stockholder Approval Matters having been approved by the Required Stockholder Approval; (iii) the absence of any law or governmental order that would prohibit the Proposed Transactions; (iv) the Requisite Company Shareholder Approval having been obtained; (v) Rosecliff having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining at the Closing, after giving effect to the Redemption and the PIPE Financing (but only to the extent of proceeds actually received from Subscribers); (vi) the Registration Statement having been declared effective by the SEC and remaining effective; (vii) the Pubco Ordinary Shares and Pubco Warrants having been approved for listing on the Nasdaq Capital Market (“Nasdaq”), subject only to official notice thereof and any requirement to have a sufficient number of round lot holders; and (vii) the Reorganization having been consummated in all material respects in accordance with the terms and conditions of the Business Combination Agreement and the Reorganization Steps.

The obligations of Rosecliff to consummate the Proposed Transactions are subject to the satisfaction or waiver of the following conditions, among others: (i) the representations and warranties of the Company and the Target Companies being true and correct, subject to the materiality standards set forth in the Business Combination Agreement; (ii) the Company and the Target Companies having performed in all material respects all of their obligations, covenants and agreements required to be satisfied at or prior to the Closing; (iii) no Material Adverse Effect having occurred with respect to the Company which is continuing and uncured; (iv) the Company having delivered Written Consents constituting the Requisite Company Shareholder Approval on or prior to the Shareholder Approval Deadline; and (v) the Closing Deliveries having been delivered.

The respective obligations of the Company, Dooboo, SPV Holdco and Pubco to consummate the Proposed Transactions are subject to the satisfaction or waiver of the following conditions, among others: (i) the representations and warranties of Rosecliff being true and correct, subject to the materiality standards set forth in the Business Combination Agreement; (ii) Rosecliff having performed in all material respects all of its obligations, covenants and agreements required to be satisfied at or prior to the Closing; (iii) no Material Adverse Effect having occurred with respect to the Purchaser which is continuing and uncured; (iv) the Closing Deliveries having been delivered; and (v) $137 million in cash being available from the Trust Account, after giving effect to the Redemption and the PIPE Financing.

Termination

The Business Combination Agreement may be terminated and the Proposed Transactions may be abandoned at any time prior to the consummation of the Proposed Transactions as follows:

(a)	by mutual written consent of Rosecliff and the Company;

(b)	by written notice by either Rosecliff or the Company if any of the conditions to closing set forth in the Business Combination Agreement shall not have occurred prior to June 30, 2022 (the “Outside Date”); provided that if the Registration Statement is not declared effective by not later than 30 business days prior to the Outside Date, each of Rosecliff and Company shall have the right to extend the Outside Date for an additional period of three months; and provided further that the Business Combination Agreement may not be terminated under such provision of the Business Combination Agreement by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained therein, with such breach or violation being the proximate cause of the failure of the Closing to occur on or prior to the Outside Date;

(c)	by written notice by either Rosecliff or the Company if any governmental authority of competent jurisdiction will have issued or entered an order, promulgated or enacted a law or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order or other action has become final and non-appealable; provided that the right to terminate the Business Combination Agreement pursuant to such section shall not be available to a party if the material breach of violation by such party or its affiliates of any provision of the Business Combination Agreement has been the primary cause of such action;

(d)	by written notice by the Company upon a breach of any representation, warranty, covenant or agreement on the part of Rosecliff set forth in the Business Combination Agreement such that certain conditions to closing contained in the Business Combination Agreement are not satisfied, subject to customary exceptions and cure rights;

(e)	by written notice by Rosecliff upon a breach of any representation, warranty, covenant or agreement on the part of the Company, Pubco or the Company’s shareholders set forth in the Business Combination Agreement such that certain conditions to closing contained in the Business Combination Agreement are not satisfied, subject to customary exceptions and cure rights;

(f)	by written notice by either Rosecliff or the Company if the Special Stockholders Meeting is held and has concluded, Rosecliff’s stockholder have duly voted, and the Required Stockholder Approval was not obtained;

(g)	by written notice by Rosecliff if the Company has not delivered Written Consents constituting the Requisite Company Shareholder Approval on or prior to the Shareholder Approval Deadline;

(h)

by written notice by Rosecliff if the Company has not delivered to Rosecliff the Audited

Consolidated Financial Statements by the date that is thirty days after the date of the Business Combination Agreement; or

(i)	by written notice by Rosecliff if the Reorganization has not been consummated in all material respects in accordance with the terms and conditions of the Business Combination Agreement and the Reorganization Steps within thirty days of the effectiveness of the Registration Statement.

Upon termination of the Business Combination Agreement, the Business Combination Agreement will become void and have no further effect (other than certain customary provisions that will survive a termination), without any liability to the parties thereto (other than liability for any material and intentional breach of the Business Combination Agreement by a party occurring prior to the termination of the Business Combination Agreement).

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Rosecliff, the Company or the other parties thereto. In particular, the assertions embodied in representations and warranties by Rosecliff and the Company contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about Rosecliff and the Company.

Sponsor Support Agreement and Company Support Agreement

In connection with the Proposed Transactions and concurrently with the execution of the Business Combination Agreement, Rosecliff entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) with Rosecliff Acquisition Sponsor I, LLC (“Sponsor”) and Rosecliff’s officers and directors, pursuant to, and on the terms and subject to the conditions of which, (i) Sponsor and Acquiror’s officers and directors will agree to vote to adopt and approve the Business Combination Agreement and the Transactions, including the SPAC Merger, (ii) Sponsor will agree to waive any adjustment to the conversion ratio set forth in the Governing Documents of Acquiror or any other anti-dilution or similar protection with respect to the shares of Class B Common Stock held by the Sponsor (whether resulting from the transactions contemplated by the Subscription Agreements or otherwise), (iii) Sponsor will agree to defer the vesting of twenty-five percent (25%) of the Pubco Ordinary Shares it receives upon the conversion of the shares of Class B common stock, par value $0.0001 per share, of SPAC held by Sponsor in connection with the Mergers as described in the Business Combination Agreement until, and subject to, the occurrence of certain price targets set forth in the Sponsor Support Agreement, in each case on the terms and subject to the conditions set forth in the Sponsor Support Agreement, (iv) Sponsor has agreed to certain restrictions on the transfer of shares of Rosecliff Common Stock and Rosecliff Private Warrants held by Sponsor in each case on the terms and subject to the conditions set forth in the Sponsor Support Agreement and (v) Sponsor has agreed that it will be subject to a lock-up that will, subject to certain exceptions, prohibit it from selling any Pubco Ordinary Shares or Pubco Private Warrants for a certain period following the Closing.

In connection with the Proposed Transactions and concurrently with the execution of the Business Combination Agreement, Rosecliff, the Company, Dooboo, Pubco and the Consenting Shareholders entered into a Company Support Agreement (the “Company Support Agreement”), pursuant to which such Consenting Shareholders agreed, among other things, to vote to adopt and approve the Business Combination Agreement and the Proposed Transactions.

The foregoing descriptions of the Sponsor Support Agreement and the Company Support Agreement are qualified in their entirety by reference to the full text of the Sponsor Support Agreement and the Company Support Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Subscription Agreements

In connection with the Proposed Transactions and concurrently with the execution of the Business Combination Agreement, Pubco and Rosecliff entered into subscription agreements (collectively, the “Subscription Agreements”) with Sponsor and certain Company shareholders (the “Initial Subscribers”), pursuant to which, among other things, each Initial Subscriber has agreed to subscribe for and purchase on the Closing Date, and Pubco has agreed to issue and sell to each such Initial Subscriber on the Closing Date, the number of Pubco Ordinary Shares set forth in the applicable Initial Subscription Agreement in exchange for the purchase price set forth therein (the aggregate purchase price under all Initial Subscription Agreements (the “PIPE Investment”). The aggregate number of Pubco Ordinary Shares subscribed for by the Initial Subscribers under the Subscription Agreements is three million for aggregate consideration of $30 million.

The closing of the PIPE Investment will occur substantially concurrently with the consummation of the Proposed Transactions and is conditioned thereon and on other customary closing conditions. The Pubco Ordinary Shares to be issued pursuant to the Subscription Agreements will not be registered under the Securities Act, and will be issued in reliance upon the exemption provided under Section 4(a)(2) of the Securities Act. The Subscription Agreements will terminate and be void and of no further force or effect and all rights and obligations of the parties thereto will terminate without further liability, upon the earlier to occur of: (a) such date and time as the Business Combination Agreement is validly terminated in accordance with its terms prior to the consummation of the Merger, (b) the mutual written consent of each of the parties to each such Subscription Agreement, (c) the closing conditions under the Subscription Agreement not being satisfied or waived and the transactions contemplated by the Subscription Agreement not being consummated at the closing of the PIPE Investment, and (d) September 30, 2022 if the Merger has not occurred on or before such date.

The foregoing description of the Subscription Agreement is qualified in its entirety by reference to the full text of the form of the Subscription Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Press Release

On November 10, 2021, Rosecliff and the Company issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Investor Meetings

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is the form of presentation to be used by Rosecliff in presentations for certain of Rosecliff’s stockholders and other persons. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the proposed business combination involving Rosecliff and the Company. All statements, other than historical facts, including statements regarding: the anticipated timing of commencement of trading of Pubco, the new parent company of the combined group, on Nasdaq; the anticipated benefits of the proposed business combination, including future financial and operating results; the tax consequences of the proposed business combination, and Pubco’s plans, objectives, expectations and intentions; the anticipated timing and structure of the proposed business combination; the ability of the parties to complete the proposed business combination considering the various closing conditions; the services offered by the Company and the markets in which it operates; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “predict,” “potential,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negatives of these terms or similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected or implied results. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Rosecliff and its management, and the Company and its management, as the case may be, are inherently uncertain. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the proposed business combination, including, but not limited to, the receipt of the requisite approvals of Rosecliff’s stockholders and the Company’s shareholders, respectively, the satisfaction of the minimum cash condition following redemptions by Rosecliff’s public shareholders, and the receipt of any applicable governmental and regulatory approvals, (iii) the lack of a third party valuation in determining whether or not to pursue the proposed business combination, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (v) the effect of the announcement or pendency of the proposed business combination on the Company’s business relationships, financial performance, and business generally, (vi) risks that the proposed business combination disrupts current plans of the Company and potential difficulties in the Company’s employee retention as a result of the proposed business combination, (vii) the outcome of any legal proceedings that may be instituted against Rosecliff or the Company related to the Business Combination Agreement or the proposed business combination, (viii) the ability to maintain the listing of Rosecliff’s securities, or obtain listing of Pubco’s securities, on Nasdaq, (ix) volatility in the price of Pubco’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Pubco plans to operate, variations in performance across competitors, changes in laws and regulations affecting Pubco’s business and changes in the combined capital structure, (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, (xi) the impact of the global COVID-19 pandemic, (xii) the enforceability of the Company’s intellectual property, including its trademarks, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security, (xiii) the ability of the Company to protect the intellectual property and confidential information of its customers, (xvi) the risk of downturns in the ground transportation industry, (xiv) unexpected costs, charges, or expenses resulting from the proposed business combination, (xv) evolving legal, regulatory and tax regimes, (xvi) the possibility that the Company or Pubco may be adversely affected by other economic, business and/or competitive factors, (xvii) actions by third parties, including government agencies, and (xviii) other risks and uncertainties described in Rosecliff’s registration statement on Form S-1 (File No. 333-252478), which was originally filed with the SEC on January 27, 2021 (the “Form S-1”), and its subsequent Quarterly Reports on Form 10-Q. The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Form S-1, Quarterly Reports on Form 10-Q, the Registration Statement (as defined below), the proxy statement/prospectus contained therein, and the other documents filed by Rosecliff or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of Rosecliff, the Company and Pubco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. None of Rosecliff, the Company or Pubco gives any assurance that they will achieve their respective expectations.

Additional Information and Where to Find It

In connection with the proposed business combination, Pubco will file the Registration Statement with the SEC, which will include a preliminary proxy statement to be distributed in connection with Rosecliff’s solicitation of proxies for the vote by Rosecliff’s stockholders with respect to the proposed business combination as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to Rosecliff stockholders and the Company’s shareholders in connection with the proposed business combination. After the Registration Statement has been filed and declared effective, Rosecliff will mail a definitive proxy statement, when available, to its stockholders. The Registration Statement will include information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Rosecliff’s stockholders in connection with the proposed business combination. Rosecliff and Pubco will also file other documents regarding the proposed business combination with the SEC. This document does not contain all the information that should be considered concerning the proposed business combination. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Before making any voting decision, investors and security holders of Rosecliff and the Company are urged to read the Registration Statement, the proxy statement/prospectus contained therein, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Rosecliff and/or Pubco may file with the SEC in connection with the proposed business combination.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by the parties may be obtained free of charge from Rosecliff’s website at www.rosecliffspac.com or by written request to Rosecliff at Rosecliff Acquisition Corp I, 767 5th Avenue, 34th Floor, New York, New York 10153.

Participants in Solicitation

Rosecliff, Pubco, the Company and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Rosecliff’s stockholders in connection with the proposed business combination. Information about Rosecliff’s directors and executive officers and their ownership of Rosecliff’s securities is set forth in Rosecliff’s filings with the SEC. To the extent that holdings of Rosecliff’s securities have changed since the amounts printed in the Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the proxy statement/prospectus regarding the proposed business combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Rosecliff, Pubco or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of November 9, 2021, by and among Rosecliff Acquisition Corp I, GT Gettaxi Limited, GT Gettaxi Listco, GT Gettaxi SPV, GT Gettaxi Merger Sub 1, GT Gettaxi Merger Sub, Inc., and Dooboo Holding Limited.*
10.1	Sponsor Support Agreement, dated as of November 9, by and among GT Gettaxi Listco, Rosecliff Acquisition Corp I, Rosecliff Acquisition Sponsor I LLC and certain individuals party thereto.
10.2	Company Support Agreement, dated as of November 9, 2021, by and among GT Gettaxi Listco, Rosecliff Acquisition Corp I, GT Gettaxi Limited, Dooboo Holding Limited and certain individuals party thereto.
10.3	Form of Subscription Agreement by and among GT Gettaxi Listco, Rosecliff Acquisition Corp I and the investors party thereto.
99.1	Press Release, dated November 10, 2021.
99.2	Investor Presentation.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Rosecliff agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSECLIFF ACQUISITION corp I

By:	/s/ Michael P. Murphy
	Name:	Michael P. Murphy
	Title:	Chief Executive Officer

Date: November 10, 2021